UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2017

LIME ENERGY CO.

(Exact name of registrant as specified in charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Gateway Center, 4th Floor, 100 Mulberry Street, Newark, NJ 07102

(Address of principal executive offices)

(201) 416-2575
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.                                        Material Modifications to Rights of Security Holders

On February 10, 2017, Lime Energy Co. (the “Company”) completed its previously announced reverse/forward stock split by filing the following documents with the office of the Secretary of State of Delaware:

•                                                                  A Certificate of Amendment to the Company’s Certificate of Incorporation to effect the reverse stock split at 6:00 p.m. Eastern Time on February 10, 2017 (a copy of which Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference); and

•                                                                  A Certificate of Amendment to the Company’s Certificate of Incorporation to effect the forward stock split at 6:01 p.m. Eastern Time on February 10, 2017 (a copy of which Certificate of Amendment is attached hereto as Exhibit 3.2 and incorporated herein by reference).

As a result of the filing of the two Certificates of Amendment referred to above:

•                                                                  Each holder of record of fewer than 300 shares of the Company’s Common Stock immediately prior to the effective time of the reverse stock split will receive a cash payment equal to $2.49, subject to any applicable U.S. federal, state and local withholding tax, without interest, per pre-split share. Such holders of record will no longer be stockholders of the Company with respect to such shares; and

•                                                                  Each stockholder of record owning at least 300 shares of Common Stock immediately prior to the effective time of the reverse stock split will continue to hold the same number of shares of Common Stock after completion of the reverse stock split and the forward stock split.

As a result of the reverse/forward stock split, the Company expects to have fewer than 300 record holders of the Common Stock, which will cause the Common Stock to be eligible for termination of registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a notice on Form 15 with the SEC to terminate the Common Stock’s registration under Section 12(g) of the Exchange Act. Upon the filing of the Form 15, the Company’s obligation to file periodic and current reports under the Exchange Act will be immediately suspended. Deregistration of the Common Stock will be effective 90 days after filing of the Form 15. Upon deregistration of the Common Stock, the Company’s obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be suspended. The Company will not be required to file periodic and current reports with the SEC in the future unless it subsequently files another registration statement under the Securities Act of 1933, as amended, becomes listed on a national securities exchange, or again has at least 300 record holders of common shares.

Item 9.01                   Financial Statements and Exhibits

(d)               Exhibits.

3.1	Certificate of Amendment Effecting Reverse Stock Split.
3.2	Certificate of Amendment Effecting Forward Stock Split.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.

Date: February 10, 2017	By:	/s/ Bruce D. Torkelson
Bruce D. Torkelson
Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment Effecting Reverse Stock Split.

3.2	Certificate of Amendment Effecting Forward Stock Split.